SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 21, 2011

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	0-13089	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hancock Plaza, 2510 14th Street,
Gulfport, Mississippi	39501
(Address of principal executive offices)	(Zip code)

(228) 868-4000
(Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

(1) The following consolidated financial statements and supplementary data of Whitney Holding Corporation are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Management’s Report on Internal Control over Financial Reporting
•	Report of Independent Registered Public Accounting Firm
•	Consolidated Balance Sheets — December 31, 2010 and 2009
•	Consolidated Statements of Income — Years Ended December 31, 2010, 2009 and 2008
•	Consolidated Statements of Changes in Shareholders’ Equity — Years Ended December 31, 2010, 2009 and 2008
•	Consolidated Statements of Cash Flows — Years Ended December 31, 2010, 2009 and 2008
•	Notes to Consolidated Financial Statements

(2) The unaudited pro forma condensed combined financial information combining the historical consolidated financial position and results of operations of Hancock Holding Company and its subsidiaries and of Whitney Holding Corporation and its subsidiaries, as an acquisition by Hancock of Whitney, are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Exhibits

Exhibit
No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The audited consolidated financial statements of Whitney Holding Corporation as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010.

99.2
The unaudited pro forma condensed combined financial information combining the historical consolidated financial position and results of operations of Hancock Holding Company and its subsidiaries and of Whitney Holding Corporation and its subsidiaries, as an acquisition by Hancock of Whitney.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 21, 2011

HANCOCK HOLDING COMPANY
(Registrant)

By:	/s/ Paul D. Guichet
Paul D. Guichet
Vice President
Investor Relations

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	The audited consolidated financial statements of Whitney Holding Corporation as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010.

99.2
The unaudited pro forma condensed combined financial information combining the historical consolidated financial position and results of operations of Hancock Holding Company and its subsidiaries and of Whitney Holding Corporation and its subsidiaries, as an acquisition by Hancock of Whitney.